                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 3, 1997




                             ARCADIA FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

     On October 3, 1997, Arcadia Financial Ltd. (the "Company") agreed to sell $75,000,000 principal amount of its 11-1/2% Senior Notes due 2007
(the "Notes") pursuant to an Underwriting Agreement dated October 3, 1997, between the Company and Donaldson, Lufkin & Jenrette Securities Cororation and J.P. Morgan Securities Inc. The Notes will be issued pursuant to a Second Supplemental Indenture dated as of October 8, 1997, between the Company and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), to that certain Indenture dated as of March 12, 1997 between the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3, File No. 333-18027. The terms of the offering of the Notes are described in a Prospectus Supplement dated October 3, 1997, to Prospectus dated March 7, 1997.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

     1.1 Underwriting Agreement dated October 3, 1997 between Arcadia Financial Ltd. and Donaldson, Lufkin & Jennette Securities Corporation and J.P. Morgan Securities Inc.

     8.1 Opinion of Dorsey & Whitney LLP regarding tax matters (including consent).

    23.1      Consent of Ernst & Young LLP.

    23.2      Consent of Dorsey & Whitney LLP (included in Exhibit 8.1).

    99.1 Prospectus Supplement dated October 3, 1997, and Prospectus dated March 7, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 1997           ARCADIA FINANCIAL LTD.


                         By:        /s/ James D. Atkinson III
                              --------------------------------------------
                              James D. Atkinson III
                              Senior Vice President, Corporate
                               Counsel & Secretary

                               INDEX TO EXHIBITS



Exhibit No.                  Description
-----------                  -----------



     1.1 Underwriting Agreement dated October 3, 1997 between Arcadia Financial Ltd. and Donaldson, Lufkin & Jennette Securities Corporation and J.P. Morgan Securities Inc.

     8.1 Opinion of Dorsey & Whitney LLP regarding tax matters (including consent).

    23.1      Consent of Ernst & Young LLP.

    23.2      Consent of Dorsey & Whitney LLP (included in Exhibit 8.1).

    99.1 Prospectus Supplement dated October 3, 1997, and Prospectus dated March 7, 1997.